UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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.. + Online Go to www.investorvote.com/exxonmobil or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Exxon Mobil Corporation Shareholder Meeting to be Held on May 27, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement, 2019 Summary Annual Report, and 2019 Financial Statements and Supplemental Information are available at: www.investorvote.com/exxonmobil Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/exxonmobil. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com/exxonmobil window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make sure your request is received as instructed on the reverse side on or before May 13, 2020 to facilitate timely delivery. 2NOT COY + 002CSP0084 036ITF.. + Online Go to www.investorvote.com/exxonmobil or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Exxon Mobil Corporation Shareholder Meeting to be Held on May 27, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 Proxy Statement, 2019 Summary Annual Report, and 2019 Financial Statements and Supplemental Information are available at: www.investorvote.com/exxonmobil Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/exxonmobil. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com/exxonmobil window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make sure your request is received as instructed on the reverse side on or before May 13, 2020 to facilitate timely delivery. 2NOT COY + 002CSP0084 036ITF

.. Shareholder Meeting Notice Exxon Mobil Corporation's Annual Meeting of Shareholders will be held on Wednesday, May 27, 2020 at 9:30 a.m. Central Time at the Renaissance Dallas Hotel Conference Center, 2222 North Stemmons Freeway, Dallas, TX 75207. With the evolving concerns of COVID-19 and public health authority recommendations, these plans are subject to change and could evolve to a virtual meeting. We will notify you of any changes prior to the event and provide the latest status on the Investor Relations section of our website at www.exxonmobil.com/investor. As always, our first priority remains the health and safety of our shareholders, employees, and communities. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Directors recommend a vote FOR all the nominees: 1. Election of Directors (page 20) The Directors recommend a vote FOR proposal items 2 and 3: 2. Ratification of Independent Auditors (page 29) 3. Advisory Vote to Approve Executive Compensation (page 30) The Directors recommend a vote AGAINST shareholder proposal items 4 through 9: 4. Independent Chairman (page 59) 5. Special Shareholder Meetings (page 61) 6. Report on Environmental Expenditures (page 62) 7. Report on Risks of Petrochemical Investments (page 64) 8. Report on Political Contributions (page 66) 9. Report on Lobbying (page 67) PLEASE NOTE, YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must access and view the proxy materials and vote online. Alternatively, you may request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting in person, please bring this Notice with you. ADMISSION TICKET: This Notice will admit the shareholder. A ticket for one guest can be requested at the Admissions desk at the annual meeting. This Notice and government-issued picture identification are required for each of the shareholder and the guest. For safety and security reasons, cameras, smartphones, recording equipment, electronic devices, computers, large bags, briefcases, packages, and firearms or other weapons will not be permitted in the building. DIRECTIONS: Directions to the annual meeting are available at the back of the proxy statement, which can be viewed at www.investorvote.com/exxonmobil. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/exxonmobil. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Exxon Mobil Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 13, 2020... Shareholder Meeting Notice Exxon Mobil Corporation's Annual Meeting of Shareholders will be held on Wednesday, May 27, 2020 at 9:30 a.m. Central Time at the Renaissance Dallas Hotel Conference Center, 2222 North Stemmons Freeway, Dallas, TX 75207. With the evolving concerns of COVID-19 and public health authority recommendations, these plans are subject to change and could evolve to a virtual meeting. We will notify you of any changes prior to the event and provide the latest status on the Investor Relations section of our website at www.exxonmobil.com/investor. As always, our first priority remains the health and safety of our shareholders, employees, and communities. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Directors recommend a vote FOR all the nominees: 1. Election of Directors (page 20) The Directors recommend a vote FOR proposal items 2 and 3: 2. Ratification of Independent Auditors (page 29) 3. Advisory Vote to Approve Executive Compensation (page 30) The Directors recommend a vote AGAINST shareholder proposal items 4 through 9: 4. Independent Chairman (page 59) 5. Special Shareholder Meetings (page 61) 6. Report on Environmental Expenditures (page 62) 7. Report on Risks of Petrochemical Investments (page 64) 8. Report on Political Contributions (page 66) 9. Report on Lobbying (page 67) PLEASE NOTE, YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must access and view the proxy materials and vote online. Alternatively, you may request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting in person, please bring this Notice with you. ADMISSION TICKET: This Notice will admit the shareholder. A ticket for one guest can be requested at the Admissions desk at the annual meeting. This Notice and government-issued picture identification are required for each of the shareholder and the guest. For safety and security reasons, cameras, smartphones, recording equipment, electronic devices, computers, large bags, briefcases, packages, and firearms or other weapons will not be permitted in the building. DIRECTIONS: Directions to the annual meeting are available at the back of the proxy statement, which can be viewed at www.investorvote.com/exxonmobil. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/exxonmobil. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Exxon Mobil Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 13, 2020.

IT IS IMPORTANT THAT YOU VOTE PLEASE JOIN YOUR FELLOW STOCKHOLDERS AND VOTE TODAY. P35062-EPNIT IS IMPORTANT THAT YOU VOTE PLEASE JOIN YOUR FELLOW STOCKHOLDERS AND VOTE TODAY. P35062-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow . What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the Notice. Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice? Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com. How can I vote my shares? You can vote your shares online, by phone or by mail. The “How to Vote” section of the Notice provides detailed information on each of these options. For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.Frequently Asked Questions Why am I receiving this Notice of Internet Availability? Pursuant to the SEC “Notice and Access” proxy rules, companies are permitted to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online, or how to receive a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the number printed on the enclosed Notice in the box marked by the arrow . What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the Notice. Can I request to receive my proxy materials for future meetings by e-mail rather than receive a Notice? Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com. How can I vote my shares? You can vote your shares online, by phone or by mail. The “How to Vote” section of the Notice provides detailed information on each of these options. For more information about the SEC Notice and Access proxy rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml.